                                                                    EXHIBIT 10.2

                                  COMMON STOCK

                         REGISTRATION RIGHTS AGREEMENT

                         Dated as of February 12, 1997

                                 by and between

                        ANNALY MORTGAGE MANAGEMENT, INC.
                                as the Company,

                                      and

                     FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
                            as the Initial Purchaser

     This Registration Rights Agreement is made and entered into as of February 12, 1997, by and between Annaly Mortgage Management, Inc., a Maryland corporation (the "Company"), and Friedman, Billings, Ramsey & Co., Inc. (the "Initial Purchaser").

     This Agreement is made pursuant to the purchase agreement (the "Purchase Agreement"), dated February 12, 1997, between the Company and the Initial Purchaser (the "Initial Purchaser"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to the Initial Purchaser and its respective direct and indirect transferees. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

     The parties hereby agree as follows:

1.  Definitions
    -----------

     As used in this Agreement, the following terms shall have the following meanings:

     Accredited Investor Shares: Shares initially resold by the Initial
     ---------------------------
Purchaser pursuant to the Purchase Agreement to institutional "accredited investors" (within the meaning of Rule 501(a)(1), (2), (3) or (7) promulgated by the Commission under the Securities Act) and all Shares issued upon registration of transfer of or in exchange for such Shares.

     Affiliate: As to any specified person shall mean any other person directly
     ----------
or indirectly controlling or controlled by or under direct or indirect common control with such specified person.

For the purposes of this definition,"control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement:  This Registration Rights Agreement, as the same may be amended,
     ---------
supplemented or modified from time to time in accordance with the terms hereof.

     Business Day:  With respect to any act to be performed hereunder, each
     ------------
Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or other applicable place where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close.

     Closing Date: February 18, 1997, or such other time or such other date as
     ------------
the Initial Purchaser and the Company may agree.

     Commission:  The Securities and Exchange Commission.
     ----------

     Common Stock:  Common stock, $0.01 par value per share, of the Company.
     ------------

     Company:  Annaly Mortgage Management, Inc., a Maryland corporation, and any
     -------
successor corporation thereto.

     Controlling Person:  As defined in Section 8(a) hereof.
     ------------------

     Exchange Act:  The Securities Exchange Act of 1934, as amended, and the
     ------------
rules and regulations promulgated by the Commission pursuant thereto.

     Holder:  Each registered holder of any Registrable Shares.
     ------

     Indemnified Party:  As defined in Section 8(a) hereof.
     -----------------

     Initial Purchaser:  Friedman, Billings, Ramsey & Co., Inc.
     -----------------

     Person: An individual, partnership, corporation, trust, or unincorporated
     ------
organization, or government and agency or political subdivision thereof.

     Proceeding:  An action, claim, suit or proceeding (including, without
     ----------
limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the person subject thereto, threatened.

     Prospectus:  The prospectus included in any Registration Statement,
     ----------
including any preliminary Prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

     Purchase Agreement: The Purchase Agreement is as defined in the preamble.
     ------------------

     Register, registered and registration: Such terms shall refer to a
     --------  ----------     ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     Registrable Shares:  The Rule 144A Shares, the Accredited Investor Shares
     ------------------
and the Regulation S Shares, upon original issuance thereof, and at all times subsequent thereto, until, in the case of any such Rule 144A Share, Accredited Investor Share and Regulation S Share, (i) the date on which it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it, (ii) the date on which either it is distributed to the public pursuant to Rule 144 (or any similar provisions then in effect) or is saleable pursuant to Rule 144(k) promulgated by the Commission pursuant to the Securities Act or (iii) the date on which it is saleable, without restriction, pursuant to an available exemption from registration under the Securities Act, or (iv) the date on which it is sold to the Company.

     Registration Expenses:  Any and all expenses incident to performance of or
     ---------------------
compliance with this Agreement, including without limitation: (i) all Commission, stock exchange, National Association of Securities Dealers, Inc. ("NASD") registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum and compliance with the rules of the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing of any of the Registrable Shares on any securities exchange or The NASDAQ National Market pursuant to Section 6(l) hereof, (v) the
                                                   ------------
fees and disbursements of counsel for the Company and of the independent public accountants (including without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance) of the Company (provided that Registration Expenses shall not include the fees and expenses of any counsel to the Holders) and (vi) any fees and disbursements of the underwriters customarily paid by issuers or sellers of securities (including fees paid to a qualified independent underwriter, and the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement), but excluding underwriting discounts and commission and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder.

     Registration Statement: Any registration statement of the Company that
     ----------------------
covers the resale of any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

     Regulation S: Regulation S (Rules 901-904) as promulgated by the Commission
     ------------
under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Regulation S Shares: Shares initially resold by the Initial Purchaser
     -------------------
pursuant to the Purchase Agreement to "non U.S. persons" (in accordance with Regulation S) in an "offshore transaction" (in accordance with Regulation S).

     Rule 144:  Rule 144 promulgated by the Commission pursuant to the
     --------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 144A:  Rule 144A promulgated by the Commission pursuant to the
     ---------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

      Rule 144A Shares: Shares initially resold by the Initial Purchaser
      ----------------
pursuant to the Purchase Agreement to "qualified institutional buyers" (as such term is defined in Rule 144A) and all Shares upon registration of transfer of or in exchange for such Shares.

     Rule 158:  Rule 158 promulgated by the Commission pursuant to the
     --------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 174:  Rule 174 promulgated by the Commission pursuant to the
     --------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 424:  Rule 424 promulgated by the Commission pursuant to the
     --------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Securities Act:  The Securities Act of 1933, as amended, and the rules and
     --------------
regulations promulgated by the Commission thereunder.

     Shares: The shares of Common Stock being offered and sold pursuant to the
     ------
terms and conditions of the Purchase Agreement.

     Underwritten Offering: A sale of securities of the Company to an
     ---------------------
underwriter or underwriters for reoffering to the public.

2.  Piggyback Registration
    ----------------------

     (a)  Piggyback Registration Rights and Notice of Registration.  On each of
          --------------------------------------------------------
the first two occasions on which the Company proposes to register its securities under the Securities Act (other than in connection with a merger or pursuant to Form S-8, S-4 or comparable registration statement) the Holders shall have the right to include their Registrable Shares in such registrations. The Company shall notify the Holders in writing, by registered mail, at least 30 days prior to the filing of each such registration statement of its intention to do so. If any Holder notifies the Company within 20 days after receipt of any such notice of its desire to include any of the Registrable Shares in such proposed Registration Statement, the Company shall afford such Holder the opportunity to have any such Registrable Shares registered under such Registration Statement, at the Company's sole cost and expense (not including the costs of counsel for the Holders).

     (b) Right to Terminate Registration.  The Company shall have the right to
         -------------------------------
terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Shares in such registration.

     (c) Underwriting.  (i) If the registration of which the Company gives
         ------------
notice is for an Underwritten Offering, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2(a) above. In such
                                                  ------------
event, the right of any Holder to registration pursuant to this Section 2 shall
                                                                ---------
be conditioned upon such Holder's participation in such Underwritten Offering and the inclusion of such Holder's Registrable Shares in the Underwritten Offering to the extent provided herein. All Holders proposing to distribute their Registrable Shares through such Underwritten Offering (together with the Company and such other holders of securities of the Company exercising registration rights with respect to such registration) shall enter into an underwriting agreement in customary form with the representative of the underwriters selected by the Company or the security holders initiating such registration, as the case may be.

     (ii) Notwithstanding any other provision of this Section 2(c), if the
                                                      ------------
representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of securities to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Shares from, or limit the number of Registrable Shares to be included in, the registration and Underwritten Offering. The Company shall so advise all holders of securities requesting registration, and the amount of securities that are entitled to be included in the registration and Underwritten Offering shall be (x) first, the securities being sold by the Company for its own account, (y) second, the number of Registrable Shares requested to be included (any reductions to be shared pro rata among the Holders) and (z) third, any other securities requested to be included by persons to whom the Company has granted registration rights (any reductions to be shared pro rata among such holders). If any Holder does not agree to the terms of any such Underwritten Offering, such person shall be excluded therefrom by written notice from the Company or the representative of the underwriters provided, however, that an exclusion of such Holder from such Underwritten
--------  -------
Offering shall not be treated as an exclusion from an Underwritten Offering for the purposes of Section 3(a). Any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     (d) Hold-Back Agreement.  By electing to include Registrable Shares in any
         -------------------
registration pursuant to Section 2 hereof, the Holder of the Registrable Shares
                         ---------
shall be deemed to have agreed not to effect any public sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during such periods as reasonably requested by the representatives of the underwriters, if an Underwritten Offering, or the Company in any other registration.

     (e) The Company shall not be obligated to effect, or to take any action to effect any such registration of Registrable Shares pursuant to this Section 2:
                                                                    ---------

     (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in effecting such registration, qualification, or compliance, unless the Company is already subject to service or required to be so qualified in such jurisdiction and except as may be required by the Securities Act, or

     (ii) if within 14 days after its receipt of a written request to effect such registration, the Company causes to be delivered to the Holders an opinion of Morgan, Lewis & Bockius LLP or other counsel reasonably acceptable to the Holders to the effect that the proposed disposition of Registrable Shares by the Holders will not require registration or qualification under the Securities Act, it being specifically understood and agreed that the Holders will promptly furnish to the Company and such counsel all information such counsel may reasonably request in order to enable such counsel to determine whether it would be able to render such opinion.

     3.  Demand Registration
         -------------------

     (a)  Demand Registration Right.  (i)  If (x) after the eighteen month
          -------------------------
period starting on the Closing Date the Company has not yet registered any of its securities under the Securities Act or (y) the Company has registered securities under the Securities Act on two separate occasions (other than in connection with a merger or pursuant to Form S-8, S-4 or comparable registration statement) and, on either occasion, Holders of Shares notified the Company of their desire to include such Shares in such proposed registration pursuant to

Section 2 hereof but were unable to do so because, in accordance with Section
---------                                                             -------
2(c) hereof, the representative of the underwriters advised the Company that the
----
number of Shares and other securities requested to be included exceeded the number that could be sold in such prior registered Underwritten Offerings, then on any one occasion, if the Holders of greater than 50% of the Registrable Shares request in writing that the Company register all or part of the Registrable Shares, representing more than 50% of the Registrable Shares then outstanding, the Company will:

     (1) promptly give written notice of the proposed registration to all other Holders;

     (2) prepare and use its best efforts to file with the Commission within 60 days of receipt of the demand therefor a Registration Statement and such other documents including a Prospectus and shall use its best effort to effect such registration (including, without limitation, filing any appropriate pre-effective or post-effective amendments, appropriate qualifications under applicable blue sky or other sate securities laws as may be necessary in the opinion of both counsel for the Company and counsel for the Holders, in order to comply with the Securities Act) at the earliest possible time so as to permit or facilitate the sale and distribution of all or such portion of the Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after written notice from the Company is effective.

     Any request for registration under this Section 3 shall specify the amount
                                             ---------
of Registrable Shares proposed to be registered.

     (b) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 3:
                                               ---------

               (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in effecting such registration, qualification, or compliance, unless the Company is already subject to service or required to be so qualified in such jurisdiction and except as may be required by the Securities Act; or

               (ii) if, within 14 days after its receipt of a written request to effect such registration, the Company causes to be delivered to the Holders an opinion of Morgan, Lewis & Bockius LLP or other counsel reasonably acceptable to the Holders to the effect that the proposed disposition of Registrable Shares by the Holders will not require registration or qualification under the Securities Act, it being specifically understood and agreed that the Holders will promptly furnish to the Company and such counsel all information such counsel may reasonably request in order to enable such counsel to determine whether it would be able to render such opinion.

4.   Expenses. As between the Company and the Holders, the Company shall pay all
     --------
Registration Expenses in connection with the registrations pursuant to this Agreement. The Holder or Holders shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Shares pursuant to any Registration Statement.

5.   Rules 144 and 144A. The Company shall use its reasonable efforts to file
     ------------------
the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner in accordance with Rule 144, and if it is not required to file such reports, it will make available other information as required by, and so long as necessary to permit, sales of its Registrable Shares pursuant to Rule 144A. Notwithstanding the foregoing, nothing in this Section 5 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

6.   Registration Procedures
     -----------------------

     In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall use its best efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the sale of such Registrable Shares by the Holder or Holders in accordance with the Holders' intended method or methods of distribution, and the Company shall:

     (a) prepare and file with the Commission, as specified in this Agreement, a Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective for the lesser of a period of 180 days (subject to the provisions of Section 2(c) hereof) or until all such Registrable Shares are sold in accordance with the intended distribution of such Shares;

     (b) subject to Section 6(i) hereof, prepare and file with the SEC such
                    ------------
amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holder thereof;

     (c) furnish to the Holder of Registrable Shares without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company consents to the use of any such Prospectus, including each preliminary Prospectus, by the Holder of Registrable Shares, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

     (d) use its best efforts to register or qualify, or obtain exemption for registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such jurisdictions as the Holder of Registrable Shares covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify
        -----------------
generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any such
             ------------
jurisdiction, or (iii) submit to the general service of process in any such jurisdiction; provided, further, that if the Company fails to list the
              -----------------
Registrable Shares on a national stock exchange or qualify for quotation on an automatic quotation system at or prior to the time the Registration Statement is declared effective by the Commission because it fails to meet requirements for such listing or quotation regarding the number of holders, the obligation in this Section 6(d) shall not require the Company to register or qualify the
             ----
Registrable Shares in any jurisdiction where the Company reasonably concludes, based on advice of securities counsel, that such registration or qualification would require unreasonable effort (including, without limitation, amendments to the Company's charter or bylaws) or expense;

     (e) notify the Holder of Registrable Shares promptly and, if requested by such Holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, and (iii) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) at the request of any such Holder, promptly to furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (f) upon request by the Holder, furnish to the Holder of Registrable Shares copies of any request by the Commission or any state securities authority of amendments or supplements to a Registration Statement and Prospectus or for additional information;

     (g) make every reasonable effort to avoid the issuance of, or, if issued, obtain the withdrawal of any enjoining order suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest possible moment;

     (h) upon request furnish to the Holder of Registrable Shares, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

     (i) upon the occurrence of any event contemplated by Section 6(e) (iii)
                                                          ------------ -----
hereof, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (j) If requested by the representative underwriters, if any, or any Holders of Registrable Shares being sold in connection with such offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the representative of the underwriters, if any, or such Holders indicate relates to them or otherwise reasonably request be included therein, and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company shall not be
                          --------  -------
required to take any action pursuant to this Section 6(j) that would, in the
                                             ------------
opinion of counsel for the Company, violate applicable law;

     (k) make available to inspection by representatives of the Holder of the Registrable Shares and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountant retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, the special counsel or accountants in connection with a Registration Statement; provided, however, that such records, documents or
                        -----------------
information which the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, special counsel or accountants are confidential shall not be disclosed by the representatives, representative of the underwriters, special counsel or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or
(iii) such records, documents or information have been generally made available to the public;

     (l) use its best efforts (including, without limitation, seeking to cure any deficiencies (within the Company's control) cited by the exchange or market in the Company's listing application) to list all Registrable Shares on the American Stock Exchange or The NASDAQ National Market (or the NASDAQ Small Cap Market if not qualified for the NASDAQ National Market) (unless the Company qualifies and chooses to list all Registrable Shares on the New York Stock Exchange, in which event the Company shall use its best efforts to list all Registrable Shares on the New York Stock Exchange);

     (m) provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement;

     (n) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its securityholders, as soon as reasonably practicable, earnings statements covering at least 12 months which satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act) thereunder;

     (o) provide and cause to be maintained a transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement; and

     (p) In connection with any sale or transfer of the Registrable Shares that will result in such securities no longer being the Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certifi cates representing the Registrable Shares to be sold, which certificates shall not bear any restrictive legends and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or Holders may request at least two Business Days prior to any sale of the Registrable Shares.

     The Company may require the Holder of Registrable Shares to furnish to the Company such information regarding the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing.

     The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(e)(iii) hereof, such
                                                -----------------
Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

7.   Black-Out Period.   Following the effectiveness of a Registration Statement
     ----------------
(and the filings with any state securities commissions), the Company may direct the Holder to suspend sales of the Registrable Shares for such times as the Company reasonably may determine is necessary and advisable, including the following events: (i) an Underwritten Offering by the Company where the Company is advised by the representative of underwriters for such Underwritten Offering that sale of Registrable Shares under the Registration Statement would have a material adverse effect on the primary offering, or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event (x) that would require additional disclosure of material information by the Company in the Registration Statement (or such filings), (y) as to which the Company has a bona fide business purpose for preserving confidentiality or (z) which renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable.

     In the case of an event which causes the Company to suspend the effectiveness of a Registration Statement (a "Suspension Event"), the Company may give notice (a "Suspension Notice") to the Holders to suspend sales of the Registrable Shares so that the Company may correct or update the Registration Statement (or such filings); provided, however, that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. The Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company. If so directed by the Company, the Holders will deliver to the Company all copies of the Prospectus covering the Registrable Shares held by them at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company promptly following the conclusion of any Suspension Event.

     Notwithstanding Section 2 hereof, if the Company shall give a Suspension
                     ---------
Notice pursuant to this Section 7, the Company agrees it shall extend the period
                        ---------
during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Holders shall have retrieved the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.

8.   Indemnification: Contribution
     -----------------------------

     (a) Indemnification by the Company.  The Company agrees to indemnify and
         ------------------------------
hold harmless (i) the Initial Purchaser, (ii) each Holder of the Registrable Shares, (iii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing (any of the persons referred to in this clause (iii) being hereinafter referred to as a "controlling person"), and (iv) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser, each Holder of the Registrable Shares, or any controlling person (any person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as an

"Indemnified Party"), as follows:
-------------------

          (i) from and against any and all loss, claim, liability, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Shares were registered under the Securities Act including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such indemnity with respect to any
            --------  -------
Prospectus shall not inure to the benefit of the Holder (or any controlling person thereof) to the extent that any such loss, claim, liability, damage or expense arises out of such Holder's failure to send or give a copy of the final Prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Shares to such Person if such statement or omission was corrected in such final Prospectus.

          (ii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) from and against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

     provided, however, that this indemnity agreement does not apply to the
     --------  -------
Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto).

     (b) Indemnification by Holders.  Each Holder severally agrees to indemnify
         --------------------------
and hold harmless the Company, and directors and officers (including each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expenses described in the indemnity contained in Section 8(a) hereof (provided, however,
                                        ------------         --------  -------
that any settlement described in Section 8(a) (ii) hereof is effected with the
                                 -----------------
written consent of such Holder), as incurred, but only with respect to such untrue statement or omission, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto). If the Holder elects to include Registrable Shares in an Underwritten Offering pursuant to Section 3 or 4 hereof,
                                               --------------
the Holder shall be required to agree to such indemnification provisions as may be required by the Underwriter in connection with such Underwritten Offering.

     (c) Conduct of Indemnification Proceedings.  Each Indemnified Party shall
         --------------------------------------
give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this indemnity agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the Indemnified Parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such Indemnified Party or parties
          --------  -------
reasonably determined that a conflict of interest exists where it is advisable for such Indemnified Party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the Indemnified Party or parties shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense and counsel for the Indemnified Party or parties shall be entitled to conduct the defense of such Indemnified Party or parties it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the Indemnified Party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. No indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into a settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses for counsel for the Indemnified Parties incurred thereafter in connection with such action or proceeding.

     (d) Contribution.  In order to provide for just and equitable contribution
         ------------
in circumstances in which the indemnity agreement provided for in this Section 8
                                                                       ---------
is for any reason held to be unenforceable, unavailable or insufficient although applicable in accordance with it terms; the Company and Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other (taking into consideration the fact that the provisions of the registration rights hereunder are a material inducement to the Holder to purchase the Registrable Shares), in connection with the statements or omissions which resulted in such losses, claims damages, liabilities or expenses, as well as any other relevant equitable considerations. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this

Section 8, each Person, if any, who controls a Holder within the meaning of
---------
Section 15 of the Securities Act shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

9.   Miscellaneous
     -------------

     (a) Remedies.  In the event of a breach by the Company, or by a Holder of
         ---------
the Registrable Shares, of any of their obligations under this Agreement, each Holder of the Registrable Shares or the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder of the Registrable Shares agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (b) Amendments and Waivers.  The provisions of this Agreement, including
         ----------------------
the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except if the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Registrable Shares is obtained;

provided, however, that, for the purposes of this Agreement, Registrable Shares
--------  -------
that are owned, directly or indirectly, by either the Company or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of the Registrable Shares whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of the Registrable Shares may be given by Holders of a majority of the Registrable Shares being sold by such Holders pursuant to such Registration Statement; provided, however,
                                                              --------  -------
that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (d) Notices.  All notices and other communications provided for herein
         -------
shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopy:

          (i)   if to the Company, as provided in the Purchase Agreement,

          (ii) if to the Initial Purchaser, as provided in the Purchase Agreement, or

          (iii) if to any other person who is then the registered Holder of any Registrable Shares, to the address of such Holder as it appears in the Common Stock register of the Company.

     Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when (v) delivered by hand, if personally delivered, (w) one Business Day after being timely delivered to a next-day air courier, (x) five Business Days after being deposited in the mail, postage prepaid, if mailed, (y) when answered back, if telexed or (z) when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

     (e) Successors and Assigns.  This Agreement shall inure to the benefit of
         ----------------------
and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder of the Registrable Shares. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder of the Registrable Shares. Notwithstanding the foregoing, no transferee shall have any of the rights granted under this Agreement until such transferee shall acknowledge its rights and obligations hereunder by a signed written statement of such transferee's acceptance of such rights and obligations.

     (f) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

     (g) Governing Law.  This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York without regard to principles of conflicts of law.

     (h) Severability.  The remedies provided herein are cumulative and not
         ------------
exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (i) Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the hereof. All references made in this Agreement to "Section" refer to such Section of this Agreement, unless expressly stated otherwise.

     (j) Attorneys' Fees.  In any action or proceeding brought to enforce any
         ---------------
provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys' fees in addition to any other available remedy.


      IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.


                                       ANNALY MORTGAGE MANAGEMENT, INC.



                                       By: /s/ Michael A.J. Farrell
                                           _____________________________________
                                           Name:  Michael A. J. Farrell
                                           Title: Chief Executive Officer and
                                                   Chairman of the Board

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.


By: /s/ James R. Kleeblatt
    ___________________________________
    Name:  James R. Kleeblatt
    Title: Managing Director